                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       NUVEEN MUNICIPAL INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
JULY 28, 1999                                                 60606
                                                              (800) 257-8787

NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN SELECT MATURITIES MUNICIPAL FUND

JUNE 14, 1999

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. and Nuveen Premium Income Municipal Fund 2, Inc., each a Minnesota corporation and Nuveen Insured Premium Income Municipal Fund 2 and Nuveen Select Maturities Municipal Fund ("Select Maturities"), each a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the Grand Ballroom of the Hotel Inter-Continental, 505 North Michigan, Chicago, Illinois, on Wednesday, July 28, 1999, at 10:30 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

1. To elect Members to the Board of each Fund as outlined below:

          a. For each Fund except Municipal Value, Municipal Income and Select Maturities, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

             i) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred
        ("MuniPreferred"), voting together as a single class; and

             ii) two (2) Board Members to be elected by the holders of MuniPreferred only voting as a single class.

          b. For Municipal Value and Municipal Income, to elect one (1) Board Member for a three year term and until a successor shall have been duly elected and qualified.

          c. For Select Maturities, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on June 1, 1999 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              800-257-8787

June 14, 1999

NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN SELECT MATURITIES MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each Director or Trustee a "Board Member") of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc. ("Premium Income"), Nuveen Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen Municipal Advantage Fund, Inc. ("Municipal Advantage"), Nuveen Municipal Market Opportunity Fund, Inc. ("Municipal Market Opportunity"), Nuveen Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen Insured Quality Municipal Fund, Inc. ("Insured Quality"), Nuveen Select Quality Municipal Fund, Inc. ("Select Quality"), Nuveen Quality Income Municipal Fund, Inc. ("Quality Income"), Nuveen Insured Municipal Opportunity Fund, Inc. ("Insured Municipal Opportunity"), Nuveen Premier Municipal Income Fund, Inc. ("Premier Municipal"), Nuveen Premier Insured Municipal Income Fund, Inc. ("Premier Insured"), Nuveen Premium Income Municipal Fund 2, Inc. ("Premium Income 2"), Nuveen Insured Premium Income Municipal Fund 2 ("Insured Premium Income 2") and Nuveen Select Maturities Municipal Fund ("Select Maturities") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 28, 1999 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR ratification of the selection of Ernst & Young LLP as independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

----------------------------------------------------------------------------------
                                                              COMMON      MUNI
                           MATTER                             SHARES  PREFERRED(1)
----------------------------------------------------------------------------------
Election of Board Members by all shareholders (except
Municipal Value, Municipal Income, and Select Maturities)
(Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri,
Peter R. Sawers and Judith M. Stockdale nominated)                 X             X
Election of Board Members by MuniPreferred only (except
Municipal Value, Municipal Income and Select Maturities)
(William J. Schneider and Timothy R. Schwertfeger nominated)     N/A             X
Election of a Board Member for Municipal Value and Municipal
Income by all shareholders (Anne E. Impellizzeri nominated)        X           N/A
Election of Board Members for Select Maturities by all
shareholders (Robert P. Bremner, Lawrence H. Brown, Anne E.
Impellizzeri, Peter R. Sawers, William J. Schneider, Timothy
R. Schwertfeger and Judith M. Stockdale nominated)                 X           N/A
Ratification of the Selection of Auditors                          X             X
----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except Municipal Income, Municipal Value and Select Maturities), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund (except Select Maturities and Insured Premium Income 2), abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of Select Maturities and Insured Premium Income 2, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on June 1, 1999 will be entitled to one vote for each share held. As of June 1, 1999, shares of the Funds were issued and outstanding as follows:

------------------------------------------------------------
          FUND             COMMON SHARES     MUNIPREFERRED
------------------------------------------------------------
Municipal Value             194,959,522      N/A
Municipal Income              7,959,384      N/A
Premium Income               63,785,431    3,800  Series M
                                           2,000  Series M2
                                           3,800  Series T
                                           3,800  Series W
                                           3,800  Series TH
                                           3,800  Series F
Performance Plus             59,834,385    4,000  Series M
                                           4,000  Series T
                                           4,000  Series W
                                           4,000  Series F
Municipal                    42,829,646    3,000  Series M
Advantage                                  3,000  Series T
                                           3,000  Series W
                                           2,320  Series TH
                                           3,000  Series F

------------------------------------------------------------
          FUND             COMMON SHARES     MUNIPREFERRED
------------------------------------------------------------
Municipal Market             45,381,310    4,000  Series M
Opportunity                                4,000  Series T
                                           3,200  Series W
                                           4,000  Series F
Investment Quality           35,703,930    2,500  Series M
                                           2,500  Series T
                                           2,500  Series W
                                           2,040  Series TH
                                           2,500  Series F
Insured Quality              37,799,248    2,600  Series M
                                           2,600  Series T
                                           2,600  Series W
                                           2,320  Series TH
                                           2,600  Series F
Select Quality               33,887,475    2,000  Series M
                                           2,000  Series T
                                           2,800  Series W
                                           1,560  Series TH
                                           2,800  Series F

------------------------------------------------------------
          FUND             COMMON SHARES     MUNIPREFERRED
------------------------------------------------------------
Quality Income               54,023,158    3,000  Series M
                                           3,000  Series T
                                           3,000  Series W
                                           2,080  Series W2
                                           4,000  Series TH
                                           3,000  Series F
Insured Municipal            81,003,725    4,000  Series M
Opportunity                                4,000  Series T
                                           4,000  Series W
                                           3,200  Series W2
                                           4,000  Series TH1
                                           4,000  Series TH2
                                           4,000  Series F
Premier Municipal            20,013,216    2,800  Series T
                                           2,800  Series TH

------------------------------------------------------------
          FUND             COMMON SHARES     MUNIPREFERRED
------------------------------------------------------------
Premier Insured              19,274,161    2,800  Series TH
                                           2,800  Series F
Premium Income 2             41,025,547    2,000  Series M
                                           3,000  Series T
                                           2,000  Series W
                                           3,000  Series TH
                                           2,000  Series F
                                           1,880  Series F2
Insured Premium              37,253,960    2,080  Series M
Income 2                                   2,200  Series T
                                           2,080  Series W
                                           2,200  Series TH
                                           2,196  Series F
Select Maturities            12,380,786      N/A

--------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about June 14, 1999.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except Municipal Value and Municipal Income), seven (7) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except Municipal Value, Municipal Income and Select Maturities) under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income the Board is divided into three classes, with each class being elected to serve a term of three years. For Municipal Value and Municipal Income, one (1) Board Member is to be elected at this meeting to serve for a three year term.

FOR PREMIUM INCOME, PERFORMANCE PLUS, MUNICIPAL ADVANTAGE, MUNICIPAL MARKET OPPORTUNITY, INVESTMENT QUALITY, INSURED QUALITY, SELECT QUALITY, QUALITY INCOME, INSURED MUNICIPAL OPPORTUNITY, PREMIER MUNICIPAL, PREMIER INSURED, PREMIUM INCOME 2, AND INSURED PREMIUM INCOME 2. As indicated above, holders of MuniPreferred are entitled to elect two of the Board Members. Messrs. Schneider and Schwertfeger are nominees for election by holders of MuniPreferred. The five remaining Board Members are to be elected by holders of Common Shares and the Preferred Shares, voting together as a single class. Messrs. Bremner, Brown and Sawers and Mses. Impellizzeri and Stockdale are nominees for election by all shareholders.

FOR MUNICIPAL VALUE AND MUNICIPAL INCOME. The Boards of Municipal Value and Municipal Income have designated Ms. Impellizzeri as a Class II and Class I Board Member, respectively, and as a nominee for Board Member for a term expiring at the Annual Meeting of Shareholders in 2002, and until her successor has been duly elected and qualified. The remaining Board Members, Messrs. Bremner, Brown, Sawers, Schneider and Schwertfeger and Ms. Stockdale are current and continuing Board Members. The term of Messrs. Bremner and Schneider and Ms. Stockdale as Class III and Class II Board Members of Municipal Value and Municipal Income, respectively, expires in 2000. The term of Lawrence H. Brown, Peter R. Sawers and Timothy R. Schwertfeger as Class I and Class III Board Members, of Municipal Value and Municipal Income, respectively, expires in 2001.

FOR SELECT MATURITIES. Messrs. Bremner, Brown, Sawers, Schneider and Schwertfeger and Mses. Impellizzeri and Stockdale are to be elected by all shareholders.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (except for Select Maturities and Insured Premium Income 2) will be required to elect Board Members of that Fund. For Select Maturities and Insured Premium Income 2, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of common shares of the Funds and of all Nuveen Funds (excluding money market funds) which each nominee beneficially owned as of April 30, 1999. All of the nominees were last elected to the Board at the 1998 annual meeting of shareholders except for Municipal Value and

Municipal Income which only elected Class I and Class III Board Members, respectively. Currently there is a vacancy on the Board. No candidate has been selected to fill this vacancy.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of John Nuveen & Co. Incorporated or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                              FULL COMMON SHARES
                                                                             BENEFICIALLY OWNED ON
                                                                                APRIL 30, 1999
                                                              ---------------------------------------------------
      NAME, AGE AND PRINCIPAL           YEAR FIRST ELECTED                                                 ALL
    OCCUPATION OF NOMINEES AS OF           OR APPOINTED                                                  NUVEEN
         APRIL 30, 1999(1)                A BOARD MEMBER                   THE FUNDS(2)                 FUNDS(3)
-----------------------------------------------------------------------------------------------------------------
Robert P. Bremner, 58 (4)                  1997--All Funds     7,223                Performance Plus       12,429
  Board Member of the Funds; private
  investor and management
  consultant.
Lawrence H. Brown, 64 (5)                  1993--All Funds       815   Insured Municipal Opportunity        7,265
  Board Member of the Funds; retired                             881                  Quality Income
  in August 1989 as Senior Vice                                1,101               Select Maturities
  President of The Northern Trust
  Company (banking and trust
  industry).
Anne E. Impellizzeri, 66 (6)               1994--All Funds     1,000  Insured Municipal Opportunity         3,648
  Board Member of the Funds;
  Executive Director (since 1998) of
  Manitoga Center for Russel
  Wright's design/home and
  landscape), formerly President and
  Chief Executive Officer of
  Blanton-Peale Institute (a
  training and counseling
  organization).
Peter R. Sawers, 66 (5)                   1991--All Funds,    2,211   Municipal Income                     12,768
  Board Member of the Funds; Adjunct        except Premium    1,525   Municipal Advantage
  Professor of Business and               Income 2, Select    1,525   Insured Quality
  Economics, University of Dubuque,         Maturities and    2,014   Select Maturities
  Iowa; Adjunct Professor, Lake            Insured Premium
  Forest Graduate School of                       Income 2
  Management, Lake Forest, Illinois;         1992--Premium
  Chartered Financial Analyst;                Income 2 and
  Certified Management Consultant.       Select Maturities
                                             1993--Insured
                                          Premium Income 2
William J. Schneider, 54 (4)(7)            1997--All Funds         0
  Board Member of the Funds; Senior
  partner and Chief Operating
  Officer, Miller-Valentine
  Partners; Vice President,
  Miller-Valentine Group (commercial
  real estate); Member Community
  Advisory Board, National City
  Bank, Dayton, Ohio.
                                                                                                           39,790
*Timothy R. Schwertfeger, 50 (5)(7)        1994--All Funds    16,414  Municipal Value                     228,440
  Chairman of the Board of the Funds                          17,382  Premium Income
  (since July 1996), Trustee and                              5,000   Performance Plus
  President of the Funds advised by                           5,000   Select Quality
  Nuveen Institutional Advisory                               5,000   Municipal Advantage
  Corp. (since July 1996); Chairman                           5,000   Insured Municipal Opportunity
  (since July 1996), Director,
  previously Executive Vice
  President, of The John Nuveen
  Company, John Nuveen & Co.
  Incorporated, Nuveen Advisory
  Corp. and Nuveen Institutional
  Advisory Corp.; Director (since
  1996) of Institutional Capital
  Corporation; Chairman and Director
  (since January 1997) of Nuveen
  Asset Management, Inc.; Chairman
  and Director of Rittenhouse
  Financial Services, Inc. (since
  1999).

                                                                              FULL COMMON SHARES
                                                                             BENEFICIALLY OWNED ON
                                                                                APRIL 30, 1999
                                                              ---------------------------------------------------
      NAME, AGE AND PRINCIPAL           YEAR FIRST ELECTED                                                 ALL
    OCCUPATION OF NOMINEES AS OF           OR APPOINTED                                                  NUVEEN
         APRIL 30, 1999(1)                A BOARD MEMBER                   THE FUNDS(2)                 FUNDS(3)
-----------------------------------------------------------------------------------------------------------------
Judith M. Stockdale, 51 (4)                1997--All Funds    300     Premier Municipal                       429
  Board Member of the Funds;
  Executive Director (since 1994) of
  the Gaylord and Dorothy Donnelley
  Foundation, a private family
  foundation; prior thereto,
  Executive Director (from 1990 to
  1994) of the Great Lakes
  Protection Fund.
-----------------------------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of June 1, 1999, the Board Members and nominees were board members of 36 Nuveen open-end funds and 55 closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). In addition, Mr. Schwertfeger is a board member of six open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds").

(2) These persons have sole voting power and sole investment power, except that Mr. Schwertfeger and Ms. Stockdale's shares are held jointly with their respective spouses. Mr. Brown's shares are held in a revocable trust. All shares listed for Mr. Bremner are owned by his spouse. Mr. Bremner disclaims beneficial ownership of these shares.

(3) The number shown reflects the aggregate number of common shares beneficially owned in all of the NAC and NIAC Funds referred to in note (1) above (excluding money market funds). Includes share equivalents of certain Nuveen Funds in which the Board Member is deemed to be invested pursuant to the Funds' Deferred Compensation Plan ("Deferred Units"), as more fully described below. Also includes shares held by Mr. Schwertfeger in Nuveen's 401(k)/profit sharing plan.

(4) Messrs. Bremner and Schneider and Ms. Stockdale are continuing Class III and Class II Board Members of Municipal Value and Municipal Income, respectively, whose term will expire in 2000.

(5) Messrs. Brown, Sawers and Schwertfeger are Class I and Class III Board Members of Municipal Value and Municipal Income, respectively, and have been nominated for a term to expire in 2001.

(6) Ms. Impellizzeri is a continuing Class II and Class I Board Member of Municipal Value and Municipal Income, respectively, whose term, should she be elected again at this meeting, will expire in 2002.

(7) Messrs. Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except Municipal Value, Municipal Income and Select Maturities.

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees. Under the plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more Eligible Funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Select Maturities is not a Participating Fund. As the Plan went into effect after the end of the Funds' fiscal year end, no compensation for the Fund's most recent fiscal year end was deferred.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid during the calendar year 1998.

                            AGGREGATE COMPENSATION FROM THE FUNDS
---------------------------------------------------------------------------------------------
                                                                                   MUNICIPAL
                      MUNICIPAL   MUNICIPAL   PREMIUM   PERFORMANCE   MUNICIPAL     MARKET
NAME OF BOARD MEMBER    VALUE      INCOME     INCOME       PLUS       ADVANTAGE   OPPORTUNITY
---------------------------------------------------------------------------------------------
Robert P. Bremner        $2,363        $255    $1,764       $1,,600      $1,220        $1,271
Lawrence H. Brown         2,601         266     1,938         1,756       1,335         1,391
Anne E. Impellizzeri      2,363         255     1,764         1,600       1,220         1,271
Peter R. Sawers           2,363         255     1,764         1,600       1,220         1,271
William J. Schneider      2,363         255     1,764         1,600       1,220         1,271
Judith M. Stockdale       2,363         255     1,764         1,600       1,220         1,271

                        AGGREGATE COMPENSATION FROM THE FUNDS
---------------------  ----------------------------------------

                       INVESTMENT   INSURED   SELECT    QUALITY
NAME OF BOARD MEMBER    QUALITY     QUALITY   QUALITY   INCOME
---------------------  ----------------------------------------
Robert P. Bremner          $1,050    $1,095    $ 994     $1,523
Lawrence H. Brown           1,147     1,197    1,085      1,671
Anne E. Impellizzeri        1,050     1,095      994      1,523
Peter R. Sawers             1,050     1,095      994      1,523
William J. Schneider        1,050     1,095      994      1,523
Judith M. Stockdale         1,050     1,095      994      1,523

               AGGREGATE COMPENSATION FROM THE FUNDS
--------------------------------------------------------------------
                               INSURED
                              MUNICIPAL        PREMIER       PREMIER
NAME OF BOARD MEMBER         OPPORTUNITY      MUNICIPAL      INSURED
--------------------------------------------------------------------
Robert P. Bremner                 $2,221           $648         $643
Lawrence H. Brown                  2,444            702          696
Anne E. Impellizzeri               2,221            648          643
Peter R. Sawers                    2,221            648          643
William J. Schneider               2,221            648          643
Judith M. Stockdale                2,221            648          643
--------------------------------------------------------------------

                                                                    TOTAL COMPENSATION
                                                                          NUVEEN FUNDS
                                                                     ACCRUED FOR BOARD
               AGGREGATE              AGGREGATE COMPENSATION FROM THE FUNDS
-------------------------  -----------------------------------------------------------
                                         INSURED
                           PREMIUM       PREMIUM         SELECT
NAME OF BOARD MEMBER       INCOME 2      INCOME 2      MATURITIES
-------------------------  -----------------------------------------------------------
Robert P. Bremner            $1,200        $1,017            $251              $71,500
Lawrence H. Brown             1,313         1,110             270               79,100
Anne E. Impellizzeri          1,200         1,017             251               71,500
Peter R. Sawers               1,200         1,017             251               72,000
William J. Schneider          1,200         1,017             251               71,500
Judith M. Stockdale           1,200         1,017             251               72,000
-------------------------

(1) Includes compensation for service on the boards of the NAC Funds for the calendar year ended 1998.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of administrative or ministerial nature. The executive committee of each Fund did not hold any meetings.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held fourteen meetings (twelve for Select Maturities) during its last fiscal year.

Each Fund's Board has an audit committee composed of Robert P. Bremner, Lawrence
H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith
M. Stockdale, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committees of each Fund held one meeting during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund, except Select Maturities, held five meetings during its last fiscal year. The Board of Select Maturities held six meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The following table sets forth information as of April 30, 1999 with respect to each executive officer of the Funds, other than Mr. Schwertfeger who is a Board Member and included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 1999. The Board will consider the election of officers at the Board meeting to be held after the Funds' Annual Meeting, to serve until July 2000 and as set forth in each Fund's by-laws.

-------------------------------------------------------------------------------------------------------------------
          NAME            AGE           POSITIONS WITH FUNDS           BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------------
Alan G. Berkshire          38  Vice President and Assistant Secretary  Vice President and General Counsel (since
                               (since 1998)                            September 1997) and Secretary (since May
                                                                       1998) of The John Nuveen Company, John
                                                                       Nuveen & Co. Incorporated, Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory
                                                                       Corp.; prior thereto, Partner in the law
                                                                       firm of Kirkland & Ellis.
Peter H. D'Arrigo          31  Vice President and Treasurer (since     Vice President of John Nuveen & Co.
                               1999)                                   Incorporated (since January 1999), prior
                                                                       thereto, Assistant Vice President (from
                                                                       January 1997); formerly Associate of John
                                                                       Nuveen & Co. Incorporated; Chartered
                                                                       Financial Analyst.
Michael S. Davern          41  Vice President                          Vice President of Nuveen Advisory Corp.
                               (since 1997)                            (since January 1997); prior thereto, Vice
                                                                       President and Portfolio Manager of Flagship
                                                                       Financial Inc. (from September 1991 to
                                                                       January 1997).
Lorna C. Ferguson          53  Vice President                          Vice President of John Nuveen & Co.
                               (since 1998)                            Incorporated; Vice President of Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp. (since January 1998).
William M. Fitzgerald      35  Vice President                          Vice President of Nuveen Advisory Corp.
                               (since 1996)                            (since December 1995); prior thereto,
                                                                       Assistant Vice President of Nuveen Advisory
                                                                       Corp. (from September 1992 to December
                                                                       1995); Chartered Financial Analyst.
Stephen D. Foy             44  Vice President and Controller (since    Vice President of John Nuveen & Co.
                               1998)                                   Incorporated and (since May 1998) The John
                                                                       Nuveen Company; Certified Public Accountant.
J. Thomas Futrell          43  Vice President                          Vice President of Nuveen Advisory Corp;
                               (since 1991)                            Chartered Financial Analyst.
Richard A. Huber           36  Vice President                          Vice President of Nuveen Institutional
                               (since 1998)                            Advisory Corp. (since March 1998) and Nuveen
                                                                       Advisory Corp. (since January 1997); prior
                                                                       thereto, Vice President and Portfolio
                                                                       Manager of Flagship Financial Inc.
Steven J. Krupa            41  Vice President                          Vice President of Nuveen Advisory Corp.
                               (since 1990)
Larry W. Martin            47  Vice President (since 1993) and         Vice President, Assistant Secretary and
                               Assistant Secretary (since 1988)        Assistant General Counsel of John Nuveen &
                                                                       Co. Incorporated; Vice President and
                                                                       Assistant Secretary of Nuveen Advisory Corp.
                                                                       and Nuveen Institutional Advisory Corp.;
                                                                       Assistant Secretary of The John Nuveen
                                                                       Company and (since January 1997) Nuveen
                                                                       Asset Management Inc.
Edward F. Neild, IV        33  Vice President                          Vice President of Nuveen Advisory Corp. and
                               (since 1996)                            Nuveen Institutional Advisory Corp. (since
                                                                       September 1996); prior thereto, Assistant
                                                                       Vice President of Nuveen Advisory Corp.
                                                                       (from December 1993 to September 1996) and
                                                                       Nuveen Institutional Advisory Corp. (from
                                                                       May 1995 to September 1996); Chartered
                                                                       Financial Analyst.
Stephen S. Peterson        41  Vice President                          Vice President (since September 1997);
                               (since 1997)                            Assistant Vice President (from September
                                                                       1996 to September 1997) and Portfolio
                                                                       Manager prior thereto, of Nuveen Advisory
                                                                       Corp.; Chartered Financial Analyst.
Stuart W. Rogers           42  Vice President                          Vice President of John Nuveen & Co.
                               (since 1997)                            Incorporated.
Thomas C. Spalding, Jr.    47  Vice President (since each Fund's       Vice President of Nuveen Advisory Corp. and
                               organization)                           Nuveen Institutional Advisory Corp.;
                                                                       Chartered Financial Analyst.
William S. Swanson         33  Vice President (since 1998)             Vice President of John Nuveen & Co.
                                                                       Incorporated (since October 1997), Assistant
                                                                       Vice President (from September 1996 to
                                                                       October 1997); formerly, Associate of John
                                                                       Nuveen & Co. Incorporated; Chartered
                                                                       Financial Analyst.

-------------------------------------------------------------------------------------------------------------------
          NAME            AGE           POSITIONS WITH FUNDS           BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman       42  Vice President (since 1993) and         Vice President, Assistant Secretary and
                               Secretary (since 1998)                  Associate General Counsel, formerly
                                                                       Assistant General Counsel (since September
                                                                       1997) of John Nuveen & Co. Incorporated;
                                                                       Vice President and Assistant Secretary of
                                                                       Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.; Assistant
                                                                       Secretary of The John Nuveen Company;
                                                                       Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------

On April 30, 1999, Board Members and executive officers of the Funds as a group beneficially owned the following Fund shares (which, in each case, is less than 1% of the outstanding shares):

-----------------------------------------------------------------------------
                            FUND                                COMMON SHARES
-----------------------------------------------------------------------------
Municipal Value                                                        16,414
Municipal Income                                                        2,211
Premium Income                                                         17,382
Performance Plus                                                       12,223
Municipal Advantage                                                     6,525
Municipal Market Opportunity                                                0
Investment Quality                                                          0
Insured Quality                                                         6,070
Select Quality                                                          5,000
Quality Income                                                            881
Insured Municipal Opportunity                                          13,596
Premier Municipal                                                         300
Premier Insured                                                             0
Premium Income 2                                                            0
Insured Premium Income 2                                                    0
Select Maturities                                                       3,115
-----------------------------------------------------------------------------

On April 30, 1999, Board Members and executive officers of the Funds did not beneficially own any shares of MuniPreferred. On April 30, 1999, Board Members and executive officers of the Funds as a group beneficially owned 378,547 common shares of all funds managed by the Adviser or Nuveen Institutional Advisory Corp. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). As of June 1, 1999, no shareholder owned more than 5% of any class of shares of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records for each Fund for its current fiscal year. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act" and Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year all Section 16(a) filing requirements applicable to that Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser were complied with except that a late filing was made on Form 5 on behalf of Anthony T. Dean, a retired Board Member, in connection with an additional purchase of shares of Municipal Market Opportunity.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2000, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 14, 2000. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than April 30, 2000. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for each Fund except Select Maturities was October 31, 1998 and for Select Maturities was May 31, 1999.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                                                                          NUV799

[NUVEEN LOGO]
JOHN NUVEEN & CO., INC.
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1286


                                     NUVEEN

                       NUVEEN MUNICIPAL INCOME FUND, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                  COMMON STOCK

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS, JULY 28, 1999

The annual meeting of shareholders will be held Wednesday, July 28, 1999, at 10:30 a.m. Central Time, in the Grand Ballroom of the Hotel Inter-Continental, 505 North Michigan Avenue, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire, Larry W. Martin and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on July 28, 1999, or any adjournment or adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                                                                [CONTROL NUMBER]

--------------------------------------------------------------------------------
NUVEEN MUNICIPAL INCOME FUND, INC.
Common Stock

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Proposal 1.       ELECTION OF CLASS I NOMINEE TO THE
                  BOARD (01) Anne E. Impellizzeri         FOR     AGAINST    ABSTAIN
                                                          / /       / /        / /

Proposal 2.       Ratification of the selection of
                  Ernst & Young LLP as independent        FOR     AGAINST    ABSTAIN
                  auditors for the current fiscal year    / /       / /        / /

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.


-------------------------------------------   ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date      Signature [Joint Owners]      Date